Exhibit 10.128

AMENDMENT NO. 9 TO CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT NO. 9 TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made as of this 5th day of April, 2016, by and among TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation (“TCHI”), TWINLAB CONSOLIDATION CORPORATION, a Delaware corporation (“TCC”), TWINLAB HOLDINGS, INC., a Michigan corporation, ISI BRANDS INC., a Michigan corporation, TWINLAB CORPORATION, a Delaware corporation (“Twinlab Corporation”), NUTRASCIENCE LABS, INC., a Delaware corporation (formerly known as TCC CM Subco I, Inc.), and NUTRASCIENCE LABS IP CORPORATION, a Delaware corporation (formerly known as TCC CM Subco II, Inc.), ORGANIC HOLDINGS LLC, a Delaware limited liability company, RESERVE LIFE ORGANICS, LLC, a Delaware limited liability company, RESVITALE, LLC, a Delaware limited liability company, RE-BODY, LLC, a Delaware limited liability company, INNOVITAMIN ORGANICS, LLC, a Delaware limited liability company, ORGANICS MANAGEMENT LLC, a Delaware limited liability company, COCOAWELL, LLC, a Delaware limited liability company, FEMBODY, LLC, a Delaware limited liability company, RESERVE LIFE NUTRITION, L.L.C., a Delaware limited liability company, INNOVITA SPECIALTY DISTRIBUTION, LLC, a Delaware limited liability company, and JOIE ESSANCE, LLC, a Delaware limited liability company (each of the foregoing Persons being referred to herein individually as a “Borrower”, and collectively as “Borrowers”), and MIDCAP FUNDING X TRUST, a Delaware statutory trust, as successor-by-assignment from MidCap Financial Trust (as Agent for Lenders, “Agent”, and individually, as a Lender), and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.           Pursuant to that certain Credit and Security Agreement dated as of January 22, 2015 by and among Borrowers, Agent and Lenders (as amended by that certain Amendment No. 1 to Credit and Security Agreement and Limited Consent dated as of February 4, 2015, by that certain Amendment No. 2 to Credit and Security Agreement and Limited Consent dated as of April 7, 2015, by that certain Amendment No. 3 to Credit and Security Agreement and Limited Consent dated as of April 30, 2015, by that certain Amendment No. 4 to Credit and Security Agreement and Limited Waiver dated as of June 30, 2015, by that certain Amendment No. 5 to Credit and Security Agreement and Limited Consent dated as of June 30, 2015, by that certain Amendment No. 6 to Credit and Security Agreement, Limited Consent and Limited Waiver dated as of September 9, 2015, by that certain Amendment No. 7 and Joinder Agreement to Credit and Security Agreement dated as of October 5, 2015, by that certain Amendment No. 8 to Credit and Security Agreement dated as of January 28, 2016 and as further amended hereby and as it may be further amended, modified and restated from time to time, the “Credit Agreement”), Agent and Lenders agreed to make available to Borrowers a secured revolving credit facility in a principal amount of up to $15,000,000 from time to time (as amended, modified, supplemented, extended and restated from time to time, collectively, the “Loans”). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in the Credit Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrowers hereby agree as follows:

1.          Recitals. This Amendment shall constitute a Financing Document and the Recitals set forth above shall be construed as part of this Amendment as if set forth fully in the body of this Amendment.

2.          Amendment to Credit Agreement.

(a)          Section 1.1 of the Credit Agreement is hereby amended to add the defined terms “JL US,” “JL US Debt” and “Subordination Agreement (JL US)” in their respective alphabetical order:

“JL US” means JL-Utah Sub, LLC, an Alaska limited liability company.

“JL US Debt” means the “Subordinated Loans” (as that term is defined in the Subordination Agreement (JL US).

“Subordination Agreement (JL US)” means the Subordination Agreement dated as of April 5, 2016 between Agent and JL US and acknowledged by Borrowers, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

(b)          Section 1.1 – Definitions of Commitment Expiry Date and Permitted Debt. The defined term “Permitted Debt” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Permitted Debt” means: (a) Borrowers’ and its Subsidiaries’ Debt to Agent and each Lender under this Agreement and the other Financing Documents; (b) Debt incurred as a result of endorsing negotiable instruments received in the Ordinary Course of Business; (c) purchase money Debt with respect to equipment, Debt listed on Schedule 5.1, and such other Debt (other than the Essex Lease) not to exceed $3,000,000 at any time (whether in the form of a loan or a Capital Lease) used solely to acquire equipment used in the Ordinary Course of Business and secured only by such equipment; (d) Debt existing on the date of this Agreement and described on Schedule 5.1 and any Refinancing Debt with respect thereto; (e) Debt in the form of insurance premiums financed through the applicable insurance company; (f) trade accounts payable arising and paid on a timely basis and in the Ordinary Course of Business; (g) Subordinated Debt (for the avoidance of doubt, including the Golisano Holdings Debt, Great Harbor Debt and JL US Debt), (h) the Essex Lease; (i) the Nutricap Seller Notes; (j) the JL Properties Reimbursement Agreement; and (k) the DVA Note, to the extent issued in accordance with the terms of the DVA Put Agreement.

3.          Confirmation of Representations and Warranties; Reaffirmation of Security Interest. Each Borrower hereby (a) confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct with respect to such Borrower as of the date hereof, and (b) covenants to perform its respective obligations under the Credit Agreement. Each Borrower confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than those granted to Agent and Permitted Liens. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral.

4.          Enforceability. This Amendment constitutes the legal, valid and binding obligation of each Borrower, and is enforceable against each Borrowers in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

5.          Costs and Fees. Borrowers shall be responsible for the payment of all reasonable costs and fees of Agent’s counsel incurred in connection with the preparation of this Amendment and any related documents. If Agent or any Lender uses in-house counsel for any of these purposes, Borrowers further agree that the Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Agent or such Lender for the work performed. Borrowers hereby authorize Agent to deduct all of such fees set forth in this Section 8 from the proceeds of one or more Revolving Loans made under the Credit Agreement.

6.          Conditions to Effectiveness. This Amendment shall become effective as of the date on which each of the following conditions has been satisfied (the “Effective Date”):

(a)          Borrowers shall have delivered to Agent this Amendment, duly executed by an authorized officer of each Borrower;

(b)          Agent shall have received the fully executed copies of the Subordination Agreement (JL-US), the Subordinated Debt Documents, the Subordinated Loan Documents (as such term is defined in the Subordination Agreement (JL-US)), in each case in form and substance satisfactory to Agent;

(c)          all representations and warranties of Borrowers contained herein shall be true and correct in all material respects as of the Effective Date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); and

(d)           Agent shall have received from Borrowers of all of the fees owing pursuant to this Amendment and Agent’s reasonable out-of-pocket legal fees and expenses.

7.          Release. Each Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees (collectively, “Releasing Parties”), does hereby fully and completely release, acquit and forever discharge each Indemnitee of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Indemnitees (or any of them) that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. “Prior Related Event” means any transaction, event, circumstance, action, failure to act, occurrence of any type or sort, whether known or unknown, which occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of (a) any of the terms of this Amendment or any other Financing Document, (b) any actions, transactions, matters or circumstances related hereto or thereto, (c) the conduct of the relationship between any Indemnitee and any Borrower, or (d) any other actions or inactions by any Indemnitee, all on or prior to the Effective Date. Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and Lender’s decision to enter into this Amendment and to agree to the modifications contemplated hereunder.

8.          No Waiver or Novation. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Except as expressly provided herein, nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

9.          Affirmation. Except as specifically amended and waived pursuant to the terms hereof, the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrowers. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement (as amended hereby) and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

10.         Miscellaneous.

(a)          Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Amendment. Except as specifically amended and waived above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrowers.

(b)          Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 12.8 (Governing Law; Submission to Jurisdiction) and Section 12.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(c)          Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d)          Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be treated as delivery of an original and shall bind the parties hereto. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

(Signature Page to Amendment No. 9 to Credit and Security Agreement)

IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, the undersigned have executed this Amendment under seal as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FUNDING X TRUST, a Delaware statutory trust, as successor-by-assignment from MidCap Financial Trust

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem	(SEAL)
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

LENDER:	MIDCAP FUNDING X TRUST, a Delaware statutory trust, as successor-by-assignment from MidCap Financial Trust

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem	(SEAL)
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

(Signature Page to Amendment No. 9 to Credit and Security Agreement)

BORROWERS:	TWINLAB CONSOLIDATION CORPORATION

	By:	/s/ Naomi Whittel	(Seal)
	Name:	Naomi Whittel
	Title:	Chief Executive Officer

TWINLAB CONSOLIDATED HOLDINGS, INC.			TWINLAB HOLDINGS, INC.

By:	/s/ Naomi Whittel	(Seal)	By:	/s/ Naomi Whittel	(Seal)
Name:	Naomi Whittel		Name:	Naomi Whittel
Title:	Chief Executive Officer		Title:	Chief Executive Officer

TWINLAB CORPORATION			ISI BRANDS INC.

By:	/s/ Naomi Whittel	(Seal)	By:	/s/ Naomi Whittel	(Seal)
Name:	Naomi Whittel		Name:	Naomi Whittel
Title:	Chief Executive Officer		Title:	Chief Executive Officer

NUTRASCIENCE LABS, INC.			NUTRASCIENCE LABS IP CORPORATION

By:	/s/ Naomi Whittel	(Seal)	By:	/s/ Naomi Whittel	(Seal)
Name:	Naomi Whittel		Name:	Naomi Whittel
Title:	Chief Executive Officer		Title:	Chief Executive Officer

ORGANIC HOLDINGS LLC			RESERVE LIFE ORGANICS, LLC

By ORGANIC HOLDINGS LLC,
By:	/s/ Naomi Whittel	(Seal)	its sole Member
Name: Naomi Whittel
Title: Sole Manager			By:	/s/ Naomi Whittel	(Seal)
Name: Naomi Whittel
Title: Sole Manager

(Signature Page to Amendment No. 9 to Credit and Security Agreement)

RESVITALE, LLC			RE-BODY, LLC

By ORGANIC HOLDINGS LLC,			By ORGANIC HOLDINGS LLC,
its sole Member			its sole Member

By:	/s/ Naomi Whittel	(Seal)	By:	/s/ Naomi Whittel	(Seal)
Name:	Naomi Whittel		Name:	Naomi Whittel
Title:	Sole Manager		Title:	Sole Manager

INNOVITAMIN ORGANICS, LLC			ORGANICS MANAGEMENT LLC

By ORGANIC HOLDINGS LLC,			By ORGANIC HOLDINGS LLC,
its sole Member			its sole Member

By:	/s/ Naomi Whittel	(Seal)	By:	/s/ Naomi Whittel	(Seal)
Name:	Naomi Whittel		Name:	Naomi Whittel
Title:	Sole Manager		Title:	Sole Manager

COCOAWELL, LLC			FEMBODY, LLC

By ORGANIC HOLDINGS LLC,			By ORGANIC HOLDINGS LLC,
its sole Member			its sole Member

By:	/s/ Naomi Whittel	(Seal)	By:	/s/ Naomi Whittel	(Seal)
Name:	Naomi Whittel		Name:	Naomi Whittel
Title:	Sole Manager		Title:	Sole Manager

RESERVE LIFE NUTRITION, L.L.C.			INNOVITA SPECIALTY DISTRIBUTION, LLC

By ORGANIC HOLDINGS LLC,			By ORGANIC HOLDINGS LLC,
its sole Member			its sole Member

By:	/s/ Naomi Whittel	(Seal)	By:	/s/ Naomi Whittel	(Seal)
Name:	Naomi Whittel		Name:	Naomi Whittel
Title:	Sole Manager		Title:	Sole Manager

(Signature Page to Amendment No. 9 to Credit and Security Agreement)

JOIE ESSANCE, LLC

By ORGANIC HOLDINGS LLC,
its sole Member

By:	/s/ Naomi Whittel	(Seal)
Name:	Naomi Whittel
Title:	Sole Manager